Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,907,376.50
Previously Paid Amount	0.00
Total Fee Amount	4,268.31
Total Offset Amount	0.00
Net Fee	$ 4,268.31